UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2020

AXIS CAPITAL HOLDINGS LIMITED
(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

92 Pitts Bay Road
Pembroke, Bermuda HM 08
(Address of principal executive offices, including zip code)

(441) 496-2600
(Registrant's telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, par value $0.0125 per share	AXS	New York Stock Exchange
Depositary Shares, each representing a 1/100th interest in a 5.50% Series E preferred share	AXS PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        On October 2, 2020, AXIS Specialty U.S. Services, Inc., a subsidiary of AXIS Capital Holdings Limited (the “Company”) entered into an amendment to the employment agreement dated December 11, 2017 with Peter Vogt, the Company’s Chief Financial Officer, to: (i) extend the term for three years to December 31, 2023; and (ii) update the agreement to reflect Mr. Vogt’s current targets for his annual incentive and long-term equity compensation plan as described in the Company’s proxy statement.

In addition, on October 6, 2020, AXIS Specialty U.S. Services, Inc. entered into amendments to the employment and letter agreements dated July 5, 2017 with Steve Arora, Chief Executive Officer – AXIS Reinsurance to: (i) extend the term for three years to December 31, 2023; and (ii) specify that allowances for housing, utilities and children’s educational expenses will terminate December 31, 2021.

This description is qualified in its entirety by reference to the amendments, copies of which are included as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit
Number	Description of Document
10.1	Amendment No. 1 to Employment Agreement dated December 11, 2017 by and between Peter Vogt and AXIS Specialty U.S. Services, Inc.

10.2	Amendment No. 1 to Employment Agreement dated July 5, 2017 by and between Steve K. Arora and AXIS Specialty U.S. Services, Inc.

10.3	Amendment No. 1 to Letter Agreement dated July 5, 2017 by and between Steve K. Arora and AXIS Specialty U.S. Services, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2020
AXIS CAPITAL HOLDINGS LIMITED

	By:	/s/ Conrad D. Brooks
Conrad D. Brooks
General Counsel